As filed with the Securities and Exchange Commission on May 20, 1999

                                          Registration No. 333-73103


          SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C. 20549

            POST-EFFECTIVE AMENDMENT NO. 1
                          TO
                       FORM S-1
                REGISTRATION STATEMENT
                         Under
              The Securities Act of 1933


                School Specialty, Inc.
  (Exact Name of Registrant as Specified in Charter)


     Delaware                     5112                        39-0971239
 (State or other          (Primary Standard Industrial      (I.R.S. Employer
 jurisdiction of          Classification Code Number)       Identification No.)
 incorporation or
 organization)


                      1000 North Bluemound Drive
                      Appleton, Wisconsin 54914
                         (920) 734-2756

  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                  Daniel P. Spalding
                Chief Executive Officer
                School Specialty, Inc.
              1000 North Bluemound Drive
              Appleton, Wisconsin  54914
                    (920) 734-2756

   (Name, address, including zip code, and telephone number, including area code, of agents for service)

           Copies of all communications to:

      Scott A. Moehrke                        Duncan McCurrach
    Godfrey & Kahn, S.C.                     Sullivan & Cromwell
   780 North Water Street                      125 Broad Street
 Milwaukee, Wisconsin 53202                New York, New York 10004

     This Registration Statement on Form S-1 (Reg. No.333-73103) (the "Registration Statement") is hereby amended to reflect the withdrawal and deregistration of 898,590 shares of Common Stock (out of 3,450,000 shares) not sold on or before the date of this Post-Effective Amendment No.1 to the Registration Statement.

                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, School Specialty, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective
Amendment to the Registration Statement on Form S-1 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Appleton, State of Wisconsin, on May 18, 1999.

                              School Specialty, Inc.


                              By: /s/ Daniel P. Spalding
                                  ----------------------
                                  Daniel P. Spalding,
                                Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Name                          Title                                Date


/s/ Daniel P. Spalding   Chief Executive Officer (Principal     May 18, 1999
----------------------   Executive Officer) and Director
Daniel P. Spalding


/s/ Donald J. Noskowiak  Chief Financial Officer (Principal     May 18, 1999
-----------------------  Financial and Accounting Officer)
Donald J. Noskowiak


      *                  President, Chief Operating Officer     May 18, 1999
----------------------   and Director
David J. Vander Zanden


      *                  Director                               May 18, 1999
-------------------
Jonathan J. Ledecky


      *                  Director                               May 18, 1999
---------------------
Rochelle Lamm Wallach


      *                  Director                               May 18, 1999
--------------
Leo C. McKenna

*  By  /s/ Donald J. Noskowiak                                  May 18, 1999
      -------------------------
       Donald J. Noskowiak

as attorney-in-fact pursuant to authority granted by power of attorney included on this signature page in initial filing of this Registration Statement.